PROSPECTUS May 1, 2005

MANAGERS FUNDS

•	Value Fund

•	Capital Appreciation Fund

•	Small Company Fund

•	Special Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Bond Fund

•	Global Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund or Managers Global Bond Fund (each a “Fund” and collectively the “Funds”), each a series of The Managers Funds and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

FUND	GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS

Value Fund	Long-term capital appreciation from equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” and “large companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2004, the capitalization range of companies included in the S&P 500 Index was between $901.8 million and $310.4 billion.

Seeks undervalued investments

Economic Risk Intelligence Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk

Capital Appreciation Fund	Long-term capital appreciation from equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index

Seeks investments in companies with the potential for long-term growth of earnings and/or cash flow as well as companies expected to exhibit rapid growth over shorter periods

Economic Risk Intelligence Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk

Small Company Fund	Long-term capital appreciation from equity securities of small companies

Invests principally in common and preferred stocks of small companies

Invests at least 80% of its assets in small companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Intelligence Risk Liquidity Risk Market Risk Price Risk Small-Capitalization Stock Risk

Special Equity Fund	Long-term capital appreciation from equity securities of small- and medium-capitalization companies

Invests principally in common and preferred stocks of small and medium companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion and “medium companies” are companies that at the time of purchase are between $1 billion and $12 billion

Invests at least 80% of its assets in equity securities, i.e., common and preferred stocks

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Price Risk Small-Capitalization Stock Risk

FUND	GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS

International Equity Fund	Long-term capital appreciation from foreign equity securities; income is the secondary objective

Invests at least 65% of its assets in common and preferred stocks of non-U.S. companies of any size

Invests at least 80% of its assets in equity securities, i.e., common and preferred stocks

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Foreign Securities Risk Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

Emerging Markets Equity Fund	Long-term capital appreciation from emerging market equity securities

Invests 80% of its assets in common and preferred stocks of companies in emerging market and developing countries

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

Bond Fund	High current income by investing primarily in fixed-income securities

Invests principally in investment grade debt securities of any maturity

Invests at least 80% of its assets in bonds (debt securities)

Seeks to achieve incremental return through analysis of relative credit and valuation of debt securities

Credit Risk Economic Risk Intelligence Risk Interest Rate Risk Liquidity Risk

Global Bond Fund	High total return, both through income and capital appreciation, by investing primarily in domestic and foreign fixed-income securities

Invests principally in investment grade debt securities of U.S. and foreign government, corporate and supranational organizations (such as the World Bank and the United Nations) of any maturity

Invests at least 80% of its assets in bonds (debt securities)

Seeks to achieve incremental return through credit analysis and anticipation of changes in interest rates within and among various countries

Credit Risk Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Intelligence Risk Interest Rate Risk Liquidity Risk Non-Diversified Fund Risk Political Risk

Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/ Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Currency Risk	The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk	The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk	Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign Securities Risk	Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Intelligence Risk	Intelligence risk is a term created by Managers Investment Group LLC (the “Investment Manager” or “Managers”) to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate Risk

Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk	This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk	Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk	Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk	A Fund which is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk	As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk	Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Capitalization Stock Risk	Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Funds by showing each Funds’ year-by-year total returns and how the performance of the Funds has varied over the past 10 years or since the Funds’ inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns – Last Ten Calendar Years

MANAGERS VALUE FUND

Annual Total Returns – Last Ten Calendar Years

MANAGERS CAPITAL APPRECIATION FUND

Annual Total Returns – Full Calendar Years Since Inception*

MANAGERS SMALL COMPANY FUND

*	Inception date was June 19, 2000

Annual Total Returns – Last Ten Calendar Years

MANAGERS SPECIAL EQUITY FUND – MANAGERS CLASS

Annual Total Returns – Last Ten Calendar Years

MANAGERS INTERNATIONAL EQUITY FUND

Annual Total Returns – Full Calendar Years Since Inception*

MANAGERS EMERGING MARKETS EQUITY FUND

*	Inception date was February 9, 1998

Annual Total Returns – Last Ten Calendar Years

MANAGERS BOND FUND

Annual Total Returns – Last Ten Calendar Years

MANAGERS GLOBAL BOND FUND

The following table illustrates the risks of investing in the Fund by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns (as of 12/31/04)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Value Fund					10/31/84
Return Before Taxes	13.87%	4.55%	11.27%	11.91%
Return After Taxes on Distributions	13.67%	3.85%	8.67%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	9.02%	3.61%	8.51%	8.66%
S&P 500 Index(a) (before taxes)	10.88%	-2.30%	12.07%	13.19%

Capital Appreciation Fund					6/1/84
Return Before Taxes	5.14%	-13.41%	10.27%	12.15%
Return After Taxes on Distributions	5.14%	-13.88%	7.51%	8.41%
Return After Taxes on Distributions and Sale of Fund Shares	3.34%	-10.91%	7.60%	8.41%
S&P 500 Index(a) (before taxes)	10.88%	-2.30%	12.07%	13.45%

Small Company Fund					6/19/00
Return Before Taxes	12.73%	—	—	0.78%
Return After Taxes on Distributions	12.73%	—	—	0.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.28%	—	—	0.67%
Russell 2000 Index(a) (before taxes)	18.33%	6.61%	11.54%	6.35%

Special Equity Fund					6/1/84
Return Before Taxes	15.18%	2.78%	13.93%	14.05%
Return After Taxes on Distributions	15.18%	1.98%	12.59%	13.71%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	1.95%	11.68%	12.94%
Russell 2000 Index(a) (before taxes)	18.33%	6.61%	11.54%	11.41%

International Equity Fund					12/31/85
Return Before Taxes	15.17%	-2.16%	6.45%	10.08%
Return After Taxes on Distributions	14.91%	-2.73%	5.40%	7.87%
Return After Taxes on Distributions and Sale of Fund Shares	9.86%	-2.07%	5.12%	7.39%
MSCI EAFE Index(a)(b) (before taxes)	20.25%	-1.13%	5.62%	9.46%

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Emerging Markets Equity Fund					2/9/98
Return Before Taxes	28.85%	5.50%	—	9.95%
Return After Taxes on Distributions	28.09%	4.66%	—	9.30%
Return After Taxes on Distributions and Sale of Fund Shares	19.52%	4.24%	—	8.36%
MSCI Emerging Markets Free Index(a)(c) (before taxes)	25.95%	4.62%	3.30%	6.87%

Bond Fund					6/1/84
Return Before Taxes	5.14%	9.17%	9.68%	9.96%
Return After Taxes on Distributions	3.45%	6.79%	7.03%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	3.43%	6.41%	6.74%	5.98%
Lehman Bros. Govt/Credit Index(a) (before taxes)	4.19%	8.00%	7.80%	9.42%

Global Bond Fund					3/25/94
Return Before Taxes	9.62%	8.21%	7.08%	6.41%
Return After Taxes on Distributions	7.01%	6.43%	5.10%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	6.72%	6.06%	4.92%	4.34%
Lehman Bros. Global Aggregate Bond Index(a) (before taxes)	9.27%	8.47%	7.75%	n/a

(a)	Reflects no deduction for fees, expenses or taxes.

(b)	Net dividends are reinvested.

(c)	Gross dividends are reinvested.

(1)	After-tax returns are calculated by USBancorp. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption Fee (Global Bond Fund)*	1%

Redemption Fee (Emerging Markets Equity Fund and International Equity Fund)*	2%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
Value Fund(1)(2)	0.75%	0.00%	0.63%	1.38%	-0.19%	1.19%
Capital Appreciation Fund(1)(3)	0.80%	0.00%	0.67%	1.47%	-0.18%	1.29%
Small Company Fund(4)	0.90%	0.00%	0.45%	1.45%	—	1.45%
Special Equity Fund(1) Managers Class	0.90%	0.00%	0.55%	1.45%	—	1.45%
International Equity Fund(1)(5)	0.90%	0.00%	0.80%	1.70%	-0.15%	1.55%
Emerging Markets Equity Fund(6)	1.15%	0.00%	0.72%	1.87%	-0.08%	1.79%
Bond Fund(7)	0.63%	0.00%	0.43%	1.06%	-0.07%	0.99%
Global Bond Fund(8)	0.70%	0.00%	0.79%	1.49%	-0.30%	1.19%

*	Applies to redemptions occurring within 60 days of purchase. See “Redemption Fees.”

(1)	Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds’ expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2004 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2004 for the Funds were as follows: Value Fund 1.17%, Capital Appreciation Fund 1.27%, Special Equity Fund 1.42% and International Equity Fund 1.54%.

(2)	Managers has contractually agreed through May 1, 2006 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.19% in certain circumstances.

(3)	Managers has contractually agreed through May 1, 2006 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.29% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.29% in certain circumstances.

(4)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45% subject to later reimbursement by the Fund in certain circumstances. See “The Managers Funds.”

(5)

Managers has contractually agreed through May 1, 2006 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.55% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.55% in certain circumstances.

(6)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.79% subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.79% in certain circumstances.

(7)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% subject to later reimbursement by the Fund in certain circumstances. See “The Managers Funds.”

(8)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% subject to later reimbursement by the Fund in certain circumstances. See “The Managers Funds.”

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Value Fund	121	418	737	1,641
Capital Appreciation Fund	150	427	725	1,572
Small Company Fund	148	459	792	1,735
Special Equity Fund	148	459	792	1,735
International Equity Fund	158	521	909	1,996
Emerging Markets Equity Fund	182	580	1,004	2,184
Bond Fund	101	330	578	1,288
Global Bond Fund	121	442	785	1,754

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund’s investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. MDI receives no compensation from the Funds for its services as distributor.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

VALUE FUND

Fund Facts

Objective	Long-term capital appreciation; income is the secondary objective

Investment Focus	Equity securities of medium and large U.S. companies

Benchmark	S&P 500 Index

Ticker Symbol	MGIEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective. The Fund’s objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

The Fund’s assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2004 Armstrong Shaw had assets under management of approximately

$7.2 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2004, Osprey Partners had assets under management of approximately $3.0 billion. John W. Liang, Chief Investment Officer/Managing Partner of Osprey, and Russell S. Tompkins, Managing Partner and Chief Operating Officer co-manage portion of the Fund managed by Osprey. Mr. Liang is a Managing Partner and the Chief Investment Officer of Osprey, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner of, and a portfolio manager for, Osprey, positions he has held since 1998.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.75% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.19% of the Fund’s average daily net assets, provided that the amount of fees waived will not exceed 0.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.19% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

CAPITAL APPRECIATION FUND

Fund Facts

Objective	Long-term capital appreciation; income is the secondary objective

Investment Focus	Equity securities of medium and large U.S. companies

Benchmark	S&P 500 Index

Ticker Symbol	MGCAX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

The Fund’s assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other manager expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company’s future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Essex Investment Management Company, LLC (“Essex”) and Bramwell Capital Management, Inc. (“Bramwell”) each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2004, Essex had assets under management of approximately $5.7 billion. Stephen Cutler, Malcolm MacColl and David Goss jointly manage the portion of the assets of the Managers Capital Appreciation Fund managed by Essex. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held since 1989. Mr. MacColl has been a portfolio manager for Essex since 1994. Mr. Goss is a Vice President of, and a portfolio manager for, Essex, positions he has held since 2004. Mr. Goss was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004.

Bramwell has managed a portion of the Fund since June 2003. Bramwell, located at 745 Fifth Avenue, New York, New York, was founded in 1994. As of December 31, 2004, Bramwell had assets under management of approximately $336 million.

Elizabeth Bramwell is the portfolio manager for the portion of the Fund managed by Essex. She has been the President of, and a portfolio manager for, Bramwell, since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers Investment Group LLC of 0.80% of the average daily net assets of the Fund. Managers Investment Group LLC, in turn, pays a portion of this fee to Essex and Bramwell.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.29% of the Fund’s average daily net assets, provided that the amount of fees waived will not exceed 0.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.29% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

SMALL COMPANY FUND

Fund Facts

Objective	Long-term capital appreciation

Investment Focus	Equity securities of small companies

Benchmark	Russell 2000 Index

Ticker Symbol	MSCFX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small companies. This policy may not be changed without providing shareholders 60 days notice. The term “small companies” refers to companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund’s capitalization limits.

The Fund’s assets currently are managed by a single asset manager. The asset manager focuses exclusively on stocks of small companies whose businesses are expanding. The asset manager seeks to identify companies expected to exhibit rapid earnings growth and to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The asset manager examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset manager, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small company equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Kalmar Investment Advisers (“Kalmar”) manages the entire Fund and has managed at least a portion of the Fund since the Fund’s inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2004, the two Kalmar organizations had assets under management totaling approximately

$1.7 billion in small company stocks. Ford B. Draper, Jr., Mr. Dana Walker and Mr. Gregory Hartley jointly manage the Fund. Mr. Draper is the President and Chief Investment Officer of Kalmar, a position he has held since 1982. Mr. Walker has been a portfolio manager for Kalmar since 1997. Mr. Hartley has been a portfolio manager for Kalmar since 1997. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Kalmar.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.45% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

SPECIAL EQUITY FUND

Fund Facts

Objective	Long-term capital appreciation

Investment Focus	Equity securities of small- and medium-sized U.S. companies

Benchmark	Russell 2000 Index

Ticker Symbol	MGSEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies. Small capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium capitalization companies as companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

The Fund’s assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Veredus Asset Management Company, LLC (“Veredus”), Skyline Asset Management, L.P. (“Skyline”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2004, Donald Smith had approximately $2.8 billion in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of, and a portfolio manager for, Donald Smith, since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2004, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm’s formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2004, Veredus had assets under management of approximately $1.9 billion. The portion of the assets of the Fund managed by Veredus is jointly managed by three Portfolio Managers. The three Portfolio Managers have an average of 18 years experience managing small-cap growth stocks and include: B. Anthony Weber is the President/Chief Investment Officer of, and portfolio manager for, Veredus, positions he has held since 1998 and is the lead portfolio manager. Charles P. McCurdy Jr., CFA is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Charles F. Mercer Jr., CFA, is a Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is AMG/Midwest Holdings, which is wholly owned by Affiliated Managers Group, Inc. As of December 31, 2004, Skyline had assets under management of approximately $1.7 billion. The day-to-day management of the portion of the Fund managed by Skyline will be divided among the three members of the investment and research team of Skyline: Mr. William F. Fiedler, Mr. Michael Maloney and Mr. Mark N. Odegard. Mr. Fiedler has had portfolio management responsibilities since 2001 and a partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio management responsibilities since 2001, a partner of Skyline since 1995 and a member of the executive committee since 2005. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Mark N. Odegard has had portfolio management responsibilities since 2001 and a partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2004, Westport had assets under management of approximately $1.4 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport, and has acted in those capacities for the firm since 1997. Prior to joining the firm, he had been a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Donald Smith, Kern, Veredus, Skyline and Westport.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

INTERNATIONAL EQUITY FUND

Fund Facts

Objective	Long-term capital appreciation; income is the secondary objective

Investment Focus	Equity securities of non-U.S. companies

Benchmark	MSCI EAFE Index

Ticker Symbol	MGITX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective. The Fund’s objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

The Fund’s assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region’s population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through international equities in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Lazard Asset Management LLC (“Lazard”), Bernstein Investment Research and Management (“Bernstein”) and Wellington Management Company, LLP (“Wellington”) each manage a portion of the Fund.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in 1848. As of December 31, 2004, Lazard had assets under management in excess of $76.5 billion. William E. Holzer is the portfolio manager for the portion of the Fund managed by Lazard. He is a Director of, and a portfolio manager for, Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. (“Deutsche”), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2004, Alliance Capital Management L.P. had approximately $539 billion in assets under management. Kevin F. Simms is a co-Chief Investment Officer of, and a portfolio manager for, Bernstein. He is the Chief Investment Officer of Global and International Value Equities since 2000. From 1998 to 2000, Mr. Simms served as Director of Research – Emerging Markets Value. Mr. Simms has been with Bernstein since 1992.

Wellington has managed a portion of the Fund since September 2004. Wellington is located at 75 State Street, Boston, Massachusetts. As of December 31, 2004, Wellington had assets under management of approximately $469.9 billion. The portion of the Fund managed by Wellington is managed by Wellington’s International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and portfolio manager for, Wellington and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a Vice President of, and a senior equity analyst for, John Hancock Funds, LLC from 1998 to 2001. Mr. Ofitt is a Senior Vice President of, and a portfolio manager for, Wellington and has been an investment professional with the firm since 1997.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Lazard, Bernstein and Wellington.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.55% of the Fund’s average daily net assets, provided that the amount of fees waived will not exceed 0.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.55% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

EMERGING MARKETS EQUITY FUND

Fund Facts

Objective	Long-term capital appreciation

Investment Focus	Equity securities of emerging market or developing countries

Benchmark	MSCI Emerging Markets Free Index

Ticker Symbol	MEMEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company’s future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of seven years or more

This Fund may not be suitable if you:

•	Are seeking a conservative risk investment

•	Are investing with a shorter time horizon in mind

•	Are seeking stability of principal or current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Rexiter Capital Management Limited (“Rexiter”) manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund’s inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James’ Square, London, England, was founded in 1997. As of December 31, 2004, Rexiter had assets under management of approximately $1.9 billion. Kenneth King and Murray Davey co-manage the Fund. Mr. King is the Chief Investment Officer of Rexiter, a position he has held since the firm’s formation. Prior to joining the firm, he had been the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm’s formation.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 1.15% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Rexiter.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.79% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.79% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

BOND FUND

Fund Facts

Objective	High current income

Investment Focus	Fixed-income securities

Benchmark	Lehman Bros. Govt/Credit Index

Ticker Symbol	MGFIX

Objective

The Fund’s objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager’s expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of four years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2004, Loomis, Sayles had assets under management of approximately $63.1 billion. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.625% of the average daily net assets of the Fund. Managers Investment Group LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 0.99% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Manager, the compensation of the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the Funds’ SAI.

GLOBAL BOND FUND

Fund Facts

Objective	Income and capital appreciation

Investment Focus	High quality foreign and domestic fixed-income securities

Benchmark	Lehman Brothers Global Aggregate Index

Ticker Symbol	MGGBX

Objective

The Fund’s objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund’s assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund’s allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of three years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with currency and political risk

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) has managed the entire Fund since March 2002.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2004, Loomis, Sayles had assets under management of approximately $63.1 billion. Kenneth M. Buntrock and David W. Rolley co-manage the Fund. Mr. Buntrock is a Vice President of, and a Portfolio Manager for, Loomis, Sayles, positions he has held since 1997. Mr. Rolley is a Vice President of, and a Portfolio Manager for, Loomis, Sayles, positions he has held since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.70% of the average daily net assets of the Fund. Managers Investment Group LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.19% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.19% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

MANAGERSCHOICE®

MANAGERSCHOICE® PROGRAM

ManagersChoice® is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds’ shares.

Initial Public Offerings Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield Bonds Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds.” High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When–Issued Securities Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

U.S. Government Securities Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

•	Despite statistics, the risks of any action are different for every person and may change as a person’s circumstances change;

•	Everybody’s perception of reward is different; and

•	High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

Principal Risk Factors in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Value Fund
	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$26.24		$20.69		$27.45	$27.73	$27.50
Income from Investment Operations:
Net investment income	0.17		0.11		0.15	0.09	0.17
Net realized and unrealized gain (loss) on investments	3.47		5.56		(6.65)	0.70	2.45
Total from investment operations	3.64		5.67		(6.50)	0.79	2.62
Less Distributions to Shareholders from:
Net investment income	(0.15)		(0.12)		(0.16)	(0.08)	(0.17)
Net realized gain on investments	—		—		(0.10)	(0.99)	(2.22)
Total distributions to shareholders	(0.15)		(0.12)		(0.26)	(1.07)	(2.39)
Net Asset Value, End of Year	$29.73		$26.24		$20.69	$27.45	$27.73
Total Return	13.87%		27.39%		(23.79)%	2.92%	9.80%
Ratio of net expenses to average net assets	1.22%		1.27%		1.28%	1.25%	1.30%
Ratio of total expenses to average net assets	1.38	% [4]	1.42	% [4]	1.35%	1.35%	1.38%
Ratio of net investment income to average net assets	0.62%		0.59%		0.60%	0.43%	0.61%
Portfolio turnover	39%		40%		53%	147%	153%
Net assets at end of year (000’s omitted)	$119,547		$100,720		$48,001	$63,628	$57,300

Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Capital Appreciation Fund
	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$25.46		$20.36		$29.29	$42.79	$61.12
Income from Investment Operations:
Net investment loss	(0.07)		(0.16)		(0.28)	(0.25)	(0.42)
Net realized and unrealized gain (loss) on investments	1.38		5.26		(8.65)	(13.25)	(13.25)
Total from investment operations	1.31		5.10		(8.93)	(13.50)	(13.67)
Less Distributions to Shareholders from:
Net realized gain on investments	—		—		—	—	(4.66)
Net Asset Value, End of Year	$26.77		$25.46		$20.36	$29.29	$42.79
Total Return	5.14%		25.05%		(30.49)%	(31.55)%	(22.20)%
Ratio of net expenses to average net assets	1.34%		1.33%		1.39%	1.34%	1.23%
Ratio of total expenses to average net assets	1.47	% [4]	1.52	% [4]	1.43%	1.40%	1.26%
Ratio of net investment loss to average net assets	(0.26)%		(0.67)%		(1.07)%	(0.75)%	(0.82)%
Portfolio turnover	79%		109%		141%	265%	306%
Net assets at end of year (000’s omitted)	$98,347		$110,903		$107,545	$186,876	$286,515

	Managers Small Company Fund
	2004		2003		2002	2001	2000*
Net Asset Value, Beginning of Period	$9.19		$6.40		$8.16	$9.29	$10.00
Income from Investment Operations:
Net investment loss	(0.08)		(0.09)		(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	1.25		2.88		(1.63)	(1.06)	(0.70)
Total from investment operations	1.17		2.79		(1.76)	(1.13)	(0.71)
Net Asset Value, End of Period	$10.36		$9.19		$6.40	$8.16	$9.29
Total Return	12.73%		43.59%		(21.57)%	(12.16)%	(7.10	)% [2]
Ratio of net expenses to average net assets	1.45%		1.45%		1.40%	1.30%	1.30	% [3]
Ratio of total expenses to average net assets	1.43	% [4]	1.50	% [4]	1.70%	1.71%	1.72	% [3]
Ratio of net investment loss to average net assets	(1.05)%		(1.20)%		(1.17)%	(0.92)%	(0.45	)% [3]
Portfolio turnover	18%		48%		134%	95%	55	% [2]
Net assets at end of period (000’s omitted)	$27,629		$18,750		$12,610	$26,764	$25,705

*	Commencement of operations was June 19, 2000.

Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Special Equity Fund - Managers Class
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$78.48		$55.08	$70.59	$76.82	$91.42
Income from Investment Operations:
Net investment loss	(0.56)		(0.43)	(0.34)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	12.50		23.83	(15.17)	(6.05)	(2.71)
Total from investment operations	11.94		23.40	(15.51)	(6.23)	(2.83)
Less Distributions to Shareholders from:
Net realized gain on investments	—		—	—	—	(11.77)
Net Asset Value, End of Year	$90.42		$78.48	$55.08	$70.59	$76.82
Total Return	15.18%		42.50%	(21.98)%	(8.07)%	(2.56)%
Ratio of net expenses to average net assets	1.40%		1.43%	1.31%	1.29%	1.26%
Ratio of total expenses to average net assets	1.45	% [4]	1.46%[4]	1.32%	1.30%	1.26%
Ratio of net investment loss to average net assets	(0.69)%		(0.72)%	(0.56)%	(0.27)%	(0.16)%
Portfolio turnover	68%		64%	67%	62%	69%
Net assets at end of year (000’s omitted)	$3,415,003		$3,279,318	$2,020,821	$2,295,234	$2,132,376

Financial Highlights

For a share of capital stock outstanding throughout the year/period

	Managers International Equity Fund
	2004		2003		2002	2001		2000
Net Asset Value, Beginning of Year	$41.13		$31.22		$37.61	$49.38		$58.71
Income from Investment Operations:
Net investment income	0.27		0.34		0.19	0.20	[3]	0.27
Net realized and unrealized gain (loss) on investments	5.96		10.04		(6.48)	(11.72	) [3]	(5.38)
Total from investment operations	6.23		10.38		(6.29)	(11.52)		(5.11)
Less Distributions to Shareholders from:
Net investment income	(0.31)		(0.47)		(0.10)	(0.25)		(0.24)
Net realized gain on investments	—		—		—	—		(3.98)
Total distributions to shareholders	(0.31)		(0.47)		(0.10)	(0.25)		(4.22)
Net Asset Value, End of Year	$47.05		$41.13		$31.22	$37.61		$49.38
Total Return	15.17%		33.21%		(16.71)%	(23.35)%		(8.46)%
Ratio of net expenses to average net assets	1.62%		1.72%		1.54%	1.45%		1.41%
Ratio of total expenses to average net assets	1.70	% [4]	1.73%		1.56%	1.46%		1.42%
Ratio of net investment income to average net assets	0.57%		0.70%		0.54%	0.46	% [3]	0.42%
Portfolio turnover	93%		80%		132%	108%		99%
Net assets at end of year (000’s omitted)	$234,061		$266,611		$362,561	$560,602		$656,630

	Managers Emerging Markets Equity Fund
	2004		2003		2002	2001		2000
Net Asset Value, Beginning of Year	$13.26		$8.80		$9.56	$9.63		$14.67
Income from Investment Operations:
Net investment income (loss)	0.08		0.01		0.03	(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	3.74		4.50		(0.79)	(0.04)		(3.90)
Total from investment operations	3.82		4.51		(0.76)	(0.05)		(3.94)
Less Distributions to Shareholders from:
Net investment income	(0.06)		(0.05)		—	—		—
Net realized gain on investments	(0.52)		—		—	(0.02)		(1.10)
Total distributions to shareholders	(0.58)		(0.05)		—	(0.02)		(1.10)
Net Asset Value, End of Year	$16.50		$13.26		$8.80	$9.56		$9.63
Total Return	28.85%		51.20%		(7.95)%	(0.57)%		(26.69)%
Ratio of net expenses to average net assets	1.85%		1.99%		1.97%	1.94%		1.98%
Ratio of total expenses to average net assets	1.87	% [4]	1.97	% [4]	2.18%	2.36%		2.48%
Ratio of net investment income (loss) to average net assets	0.67%		0.08%		0.32%	(0.09)%		(0.34)%
Portfolio turnover	58%		79%		68%	69%		40%
Net assets at end of year (000’s omitted)	$63,567		$36,728		$22,211	$15,202		$12,390

Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Bond Fund
	2004		2003		2002	2001		2000
Net Asset Value, Beginning of Year	$24.58		$23.44		$22.32	$21.75		$21.45
Income from Investment Operations:
Net investment income	0.80		1.08		1.24	1.44		1.49
Net realized and unrealized gain on investments	0.30		1.40		1.12	0.60		0.48
Total from investment operations	1.10		2.48		2.36	2.04		1.97
Less Distributions to Shareholders from:
Net investment income	(0.93)		(1.11)		(1.24)	(1.45)		(1.50)
Net realized gain on investments	(0.17)		(0.23)		—	(0.02)		(0.17)
Total distributions to shareholders	(1.10)		(1.34)		(1.24)	(1.47)		(1.67)
Net Asset Value, End of Year	$24.58		$24.58		$23.44	$22.32		$21.75
Total Return	5.14%		10.77%		10.98%	9.64%		9.44%
Ratio of net expenses to average net assets	0.99%		0.99%		1.00%	1.18%		1.19%
Ratio of total expenses to average net assets	1.06	% [4]	1.09	% [4]	1.17%	1.18%		1.20%
Ratio of net investment income to average net assets	3.65%		4.50%		5.55%	6.45%		6.91%
Portfolio turnover	16%		73%		24%	16%		10%
Net assets at end of year (000’s omitted)	$259,210		$179,641		$128,341	$66,817		$51,383

	Managers Global Bond Fund
	2004		2003		2002	2001		2000
Net Asset Value, Beginning of Year	$22.19		$20.58		$17.97	$18.98		$19.44
Income from Investment Operations:
Net investment income	0.65		0.80		0.81	0.57 [3]		0.72
Net realized and unrealized gain (loss) on investments	1.49		3.43		2.57	(1.33	) [3]	(1.06)
Total from investment operations	2.14		4.23		3.38	(0.76)		(0.34)
Less Distributions to Shareholders from:
Net investment income	(1.34)		(2.09)		(0.55)	—		(0.12)
Net realized gain on investments	(0.61)		(0.53)		(0.22)	(0.25)		—
Total distributions to shareholders	(1.95)		(2.62)		(0.77)	(0.25)		(0.12)
Net Asset Value, End of Year	$22.38		$22.19		$20.58	$17.97		$18.98
Total Return	9.62%		20.69%		18.85%	(4.10)%		(1.62)%
Ratio of net expenses to average net assets	1.29%		1.68%		1.55%	1.45%		1.47%
Ratio of total expenses to average net assets	1.49	% [4]	1.68%		1.56%	1.46%		1.50%
Ratio of net investment income to average net assets	2.73%		3.48%		4.01%	2.87	% [4]	4.07%
Portfolio turnover	130%		152%		220%	244%		176%
Net assets at end of year (000’s omitted)	$36,454		$32,307		$19,746	$19,879		$22,723

Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Not annualized.

[2]	Annualized.

[3]	Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share date, ratios and supplemental data for prior periods have not been restated to reflect this change.

[4]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non reimbursable expenses such as interest and taxes.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of Special Equity Fund

In addition to the class of shares offered by this prospectus, Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices.

The Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but Institutional Class shares do have higher investment minimums.

Call 800.835.3879 for more information about the Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, a Fund’s investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Funds. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. For Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund, portfolio securities that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. “Starter” checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice®:

	Managers Funds		ManagersChoice®
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100	$50,000	$500
Traditional IRA	1,000	100	50,000	500
Roth IRA	1,000	100	50,000	500
Education	1,000	100	50,000	500
SEP IRA	1,000	100	50,000	500
SIMPLE IRA	1,000	100	50,000	500

The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Funds (with the exception of International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund, which have adopted a redemption fee) or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with The Managers Funds (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Managers Funds	ManagersChoice®
By Mail

To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to: Managers, c/o PFPC, PO Box 9769, Providence, RI 02940-9767	To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to: Managers, c/o PFPC Brokerage Services, Inc., P.O. Box 9847, Providence, RI 02940

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.	To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Portfolio name on your check.

By Telephone

After establishing this option on your account, call the Fund at (800) 548-4539. The minimum additional investment is $100.	After establishing this option on your account, call a client service representative at (800) 358-7668.

By Wire

Call the Fund at (800) 548-4539. Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA, ABA#031000053; FFC To: 8614972935; Managers Funds: Attn: Control Department; FBO Indicate Fund and Account #. Please be aware that your bank may charge you a fee for this service.	Call the Fund at (800) 358-7668. Please be aware that your bank may charge you a fee for this service.

By Internet

If your account has already been established, see our website at http://www.managersinvest.com. The minimum additional investment is $100.	Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

Managers Funds	ManagersChoice®
By Mail

Write a letter of instruction containing:	Write a letter of instruction containing:

• the name of the Fund(s)	• the name of the Portfolio(s)

• dollar amount or number of shares to be redeemed	• dollar amount or number of shares to be redeemed

• your name	• your name

• your account number(s)	• your account number(s)

• signatures of all account owners	• signatures of all account owners

and mail the written instructions to Managers, PFPC, P.O. Box 9769, Providence, Rhode Island 02940-9767	and mail the written instructions to Managers, c/o PFPC Brokerage Services, Inc., P.O. Box 9847, Providence, Rhode Island 02940.

By Telephone

After establishing this option on your account, call the Fund at 800.548.4539.	After establishing this option on your account, call a client service representative at 800.358.7668.

Telephone redemptions are available only for redemptions which are below $50,000.	Telephone Redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

By Internet

See our website at http://www.managersinvest.com.	Not available.

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds: Redemptions of $50,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder’s signature must be guaranteed.

For ManagersChoice®: All redemptions greater than $100,000 per Portfolio or $50,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

REDEMPTION FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (each, an “International Fund”) will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
Managers International Equity Fund	2.00%
Managers Emerging Markets Equity Fund	2.00%
Managers Global Bond Fund	1.00%

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of an International Fund are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of an International Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice® Program. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, (2) redemptions under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), and (3) redemptions of shares purchased through the ManagersChoice® Program. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

INVESTOR SERVICES

Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time upon 60 days advance notice to the shareholders. Note: Individual Fund exchanges are not permitted in the ManagersChoice® Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice® account directly from a designated bank account.

ManagersChoice® Statement Fee An annual fee of $35 will be deducted from any ManagersChoice® account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more from any ManagersChoice account into a designated bank account.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described above, the Funds have adopted fair value procedures to minimize these risks. Managers Small Company Fund and Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Funds accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and its shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds are normally declared and paid annually in December.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A

DESCRIPTION OF INDEXES

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

Russell 2000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2004, the average market capitalization was approximately $855 million; the median market capitalization was approximately $465 million. As of December 31, 2004, the range of market capitalizations for the Russell 2000 Index was $59 million to $3.6 billion.

MSCI EAFE Index

Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Free Index

Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey, and Venezuela.

Lehman Brothers Government/Credit Index

The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Global Aggregate Bond Index

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

FOR MORE INFORMATION

Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1.800.835.3879

By Mail:	Managers 800 Connecticut Avenue Norwalk, CT 06854

On the Internet:	Electronic copies are available on our website at http://www.managersinvest.com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. Information about the Funds including each Fund’s current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each Fund’s Statement of Additional Information is incorporated by reference herein (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752